Exhibit 99.1

PDS Biotechnology Announces up to $11.1 Million Registered Direct Offering

$5.3 million Upfront with up to an Additional $5.8 million of Aggregate Gross Proceeds upon the Cash Exercise in Full of Warrants

PRINCETON, N.J., Nov. 11, 2025 (GLOBE NEWSWIRE) -- PDS Biotechnology Corporation (Nasdaq: PDSB) (“PDS Biotech” or the “Company”), a late-stage immunotherapy company focused on transforming how the immune system targets and kills cancers, today announced that it has entered into a securities purchase agreement for the purchase and sale of 5,800,000 shares of common stock (or pre-funded warrants in lieu thereof) at a purchase price of $0.91 per share and accompanying warrants to purchase up to an aggregate of 5,800,000 shares of its common stock in a registered direct offering (the “Offering”). The warrants will have an exercise price of $1.00 per share, will be exercisable beginning six months after issuance and will expire five years from the initial exercise date. The Offering is expected to close on or about November 12, 2025, subject to the satisfaction of customary closing conditions.

Craig-Hallum is acting as the exclusive placement agent for the offering.

The initial gross proceeds to the Company from the Offering are expected to be approximately $5.3 million, before deducting the placement agent’s fees and other offering expenses payable by the Company upon the closing of the Offering and up to an additional $5.8 million may be funded upon the full cash exercise of the warrants. The Company currently intends to use the net proceeds from the offering for the continuation of its ongoing VERSATILE-003 Phase 3 clinical trial following planned discussions with the Food and Drug Administration (FDA) regarding an amendment to the trial’s protocol, that would allow for an accelerated approval pathway for PDS0101 and for other research and development expenses and general corporate purposes.

For the three month period ended September 30, 2025, the Company had approximately $26.2 million of cash and cash equivalents. This is derived from the Company’s internal books and records and is subject to the completion of financial closing procedures, final adjustments and other developments which may arise between now and the time the financial results for the quarter ended September 30, 2025 are finalized. Therefore, actual results may differ materially from this estimate, and all of the preliminary estimates are subject to change. In addition, preliminary unaudited financial information for the Company’s three month period ended September 30, 2025 is not necessarily indicative of operating results for any future period.

 The Offering is being made pursuant to a “shelf” registration statement on Form S-3 (Registration No. 333-267041), including a base prospectus, previously filed with the Securities and Exchange Commission (SEC) on August 24, 2022 and declared effective by the SEC on September 2, 2022. The offering of the securities to be issued in the Offering are being made only by means of a prospectus supplement that forms a part of the registration statement. A final prospectus supplement and an accompanying base prospectus relating to the Offering will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Electronic copies of the final prospectus supplement and accompanying base prospectus may also be obtained, when available, by contacting Craig-Hallum Capital Group LLC, Attention: Equity Capital Markets, 323 North Washington Ave., Minneapolis, MN 55401, by telephone at (612) 334-6300 or by email at prospectus@chlm.com..

The Company also has agreed to amend certain existing warrants to purchase up to an aggregate of 5,948,334 shares of the Company’s common stock that were previously issued to investors in February 2025, with an exercise price of $1.50 per share, effective upon the closing of the Offering, such that the amended warrants will have a reduced exercise price of $1.00 per share and will be exercisable beginning six months after the closing of the Offering.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About PDS Biotechnology

PDS Biotechnology is a late-stage immunotherapy company focused on transforming how the immune system targets and kills cancers. The Company has initiated a pivotal clinical trial to advance its lead program in advanced HPV16-positive head and neck squamous cell cancers. PDS Biotech’s lead investigational targeted immunotherapy PDS0101 (Versamune® HPV) is being developed in combination with a standard-of-care immune checkpoint inhibitor, and also in a triple combination including PDS01ADC, an IL-12 fused antibody drug conjugate (ADC), and a standard-of-care immune checkpoint inhibitor. PDS01ADC is being evaluated in multiple phase 2 trials in various cancer indications in combination with standard of care.

For more information, please visit www.pdsbiotech.com

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation and other matters, including, without limitation, statements regarding the consummation of the Offering, the satisfaction of closing conditions and the use of proceeds from the Offering. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to conduct clinical trials for PDS0101 (Versamune® HPV), PDS01ADC, PDS0103 (Versamune® MUC1) and other Versamune® based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101 (Versamune® HPV), PDS01ADC, PDS0103 (Versamune® MUC1) and other Versamune® based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s or its partners’ ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding response rates, the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company’s currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; the Company’s ability to continue as a going concern; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the other risks, uncertainties, and other factors described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the U.S. Securities and Exchange Commission. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Versamune® is a registered trademark of PDS Biotechnology Corporation.

Investor Contact:

Mike Moyer
LifeSci Advisors
Phone +1 (617) 308-4306
Email: mmoyer@lifesciadvisors.com

Media Contact:

David Schull
Russo Partners
Phone +1 (858) 717-2310
Email: david.schull@russopartnersllc.com